UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 10, 2003


                                    XOMA LTD.
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             (Exact name of registrant as specified in its charter)


                                     BERMUDA
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                 (State or other jurisdiction of incorporation)


              0-14710                                  52-2154066
     (Commission File Number)          (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                          94710
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(Address of principal executive offices)                      (Zip code)

Registrant's telephone number, including area code (510) 204-7200
                                                   -----------------------------


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          (Former name or former address, if changed since last report)



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                                       -2-



Item 5. Other Events

     On April 10, 2003, XOMA Ltd. issued the announcement attached hereto as
Exhibit 1, which is incorporated herein by reference.

Item 7. Exhibits

1.   Press Release dated April 10, 2003.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 11, 2003               XOMA LTD.




                                     By:  /s/ Christopher J. Margolin
                                          -------------------------------
                                          Christopher J. Margolin
                                          Vice President, General
                                          Counsel and Secretary



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                                  EXHIBIT INDEX


Number   Description
------   -----------

1.   Press Release dated April 10, 2003